Exhibit 24.2

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Paris, France, on March 17, 2014.

CRITEO S.A.

By:
Jean-Baptiste Rudelle
Chief Executive Officer

We, the undersigned directors and/or officers of Criteo S.A., hereby severally constitute and appoint Jean-Baptiste Rudelle and Benoit Fouilland, and each of them singly, our true and lawful attorneys, with full power to any of them, and to each of them singly, to sign for us and in our names in the capacities indicated below the registration statement on Form F-1 filed herewith, and any and all pre-effective and post-effective amendments to said registration statement, and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of equity securities of Criteo S.A., and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 17, 2014.

Signature	Title

Chief Executive Officer and Chairman
Jean-Baptiste Rudelle	(Principal Executive Officer)

Chief Financial Officer
Benoit Fouilland	(Principal Financial and Accounting Officer)

Marie Ekeland	Director

/s/ Dana Evan
Dana Evan	Director

Hubert de Pesquidoux	Director

Dominique Vidal	Director

James Warner	Director